                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-10523
                                              -----------------------

              Nuveen Virginia Dividend Advantage Municipal Fund 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: May 31
                                              -------------------

                  Date of reporting period: February 28, 2006
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                               QUARTERLY REPORT February 28, 2006
                                                      (Unaudited)



Nuveen Investments
Municipal Exchange-Traded
Closed-End
Funds



              NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                              NNB

Dear Shareholder:

Once again, I am pleased to report that over the nine month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

Municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. I encourage you to contact your personal financial advisor who can help explain this important investment strategy.

Nuveen Investments is pleased to offer you choices when it comes to receiving your fund reports. In addition to mailed print copies, you can also sign up to receive future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board
April 3, 2006

NUVEEN INVESTMENTS MUNICIPAL EXCHANGE-TRADED CLOSED-END FUNDS
QUARTERLY REPORT FOR THE PERIOD ENDED 2/28/06
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 NNB

PORTFOLIO MANAGER'S COMMENTS

PORTFOLIO MANAGER PAUL BRENNAN REVIEWS KEY INVESTMENT STRATEGIES AND THE PERFORMANCE OF THE NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB). PAUL, WHO HAS 14 YEARS OF INVESTMENT EXPERIENCE, INCLUDING 8 YEARS WITH NUVEEN, HAS MANAGED NNB SINCE 2001.

WHAT KEY STRATEGIES WERE USED TO MANAGE NNB DURING THE NINE-MONTH REPORTING PERIOD ENDED FEBRUARY 28, 2006?

During this reporting period, we saw a general increase in interest rates across the yield curve, with short-term rates rising faster than long-term rates. Between June 1, 2005, and February 28, 2006, the Federal Reserve implemented six increases of 0.25% each in the fed funds rate, raising this short-term target by 150 basis points.

Although the longer end of the curve remained resistant to the rate increases experienced at the short end during the first part of this period, longer-term yields generally began to rise in late September 2005. By the end of February 2006, the yield on the benchmark 10-year U.S. Treasury note was 4.55%, up from 3.98% nine months earlier, while the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, ended February 2006 at 5.04%, an increase of 26 basis points from the end of May 2005. As rates increased, bond valuations generally declined, and the yield curve flattened as shorter-term rates approached the levels of longer-term rates.

In this environment, one of our key strategies continued to be careful duration management. Given the recent trends in interest rates, our purchase activity during this period focused mainly on increasing NNB's exposure to bonds maturing in 10 to 20 years. As the yield curve flattened, we believed that bonds in this part of the curve generally offered more attractive opportunities and the best values.

In looking for potential purchase candidates, we kept an opportunistic eye toward all types of issuance that we believed could add value to NNB's portfolio. Overall, portfolio activity was relatively light during this period, due in part to the fact that we believed NNB was well positioned coming into this period. Another factor was the significant drop-off in Virginia municipal supply, as new issuance in the state declined 40% during the period September 2005-February 2006 compared with the previous six months. While we continued to emphasize maintaining the Fund's weightings of bonds rated BBB or lower and nonrated bonds, tighter supply meant fewer attractive opportunities to diversify NNB's credit profile with additional lower-rated issues. Therefore, the majority of our new purchases for NNB during this period were AAA and AA rated credits.

To help us maintain NNB's duration(1) within the preferred strategic range, we were also selectively selling holdings with shorter durations, including pre-refunded bonds, which tended to underperform in the interest rate environment of the past nine months. The proceeds from these sales were then generally reinvested in the 10- to 20-year part of the yield curve as attractive opportunities arose.

Our duration management strategies in this Fund also included the use of forward interest rate swaps, a type of derivative financial instrument. As discussed in our last shareholder report, we began using these swaps in late 2004 in an effort to reduce NNB's interest rate risk. These hedges were not an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce NNB's duration (and resulting pricing sensitivity) without having a negative impact on its income stream or common share dividends over the short term. During this reporting period, the hedges performed as expected and had a positive impact on NNB's performance. As long-term interest rates rose, the value of the hedges increased while the valuation of the Fund's holdings generally declined. We believe this hedging strategy was effective in achieving the intended goal of helping to reduce NNB's net asset value (NAV) volatility, and in February 2006, we removed the hedge from this Fund.

HOW DID NNB PERFORM DURING THIS PERIOD?

Results for NNB, as well as relevant index and peer group information, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE

For periods ended 2/28/06

                             9-Month*    1-Year
                             -------     ------
NNB                           2.43%       4.99%

Lehman Brothers Municipal
   Bond Index(2)              2.18%       3.87%

Lipper  Other States
   Municipal Debt Funds
   Average(3)                 2.61%       4.91%

*    Nine-month returns are cumulative.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview for NNB in this report.

For the nine months ended February 28, 2006, NNB's cumulative return on NAV outperformed the return on its Lehman Brothers municipal benchmark and performed relatively in line with the average return for the Lipper Other States peer group. It should be noted that the performance of the Lipper Other States category represents the overall average of returns for funds from 10 different states with a wide variety of municipal market conditions. We believe this makes direct comparisons with a state-specific Fund like NNB less meaningful.

One of the factors affecting NNB's nine-month performance relative to that of the unleveraged Lehman Brothers municipal index was the Fund's use of financial leverage. While leveraging provides opportunities for additional income and total returns for common shareholders when interest rates fall or remain consistently low (as they have over the past several years), this benefit is reduced when interest rates rise. With the increase in both short-term and long-term interest rates during this period, the decline in value of the bonds in NNB's portfolio was exacerbated by the effects of leveraging. In addition, the benefits of leveraging are tied in part to the short-term rates a leveraged Fund pays its MuniPreferred(R) shareholders. During periods of low short-term rates, a leveraged Fund generally pays lower dividends to MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Fund's borrowing costs also rise, impacting the Fund's income stream, and total return. However, we remain convinced that, over the long term, leveraging should work to the benefit of NNB's performance.

During this reporting period, positive contributors to NNB's return included the Fund's exposure to holdings in the long intermediate and long parts of the yield curve and allocations to lower-rated credits. As mentioned earlier, the hedging strategies we employed in this Fund also had a positive impact on its performance for the period.

As the yield curve continued to flatten over the course of this period, bonds with intermediate and long maturities generally outperformed those with shorter maturities. NNB's exposure to the long intermediate part of the curve helped the Fund during this period. However, NNB had less exposure to bonds in the longer part of the curve, which meant that the Fund was not able to participate fully in the gains made by these maturities.

With bonds rated BBB or lower and nonrated bonds generally outperforming other credit quality sectors during this period, NNB also benefited from its allocation of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and kept credit spreads narrow. As of February 28, 2006, bonds rated BBB or lower and nonrated bonds accounted for 11% of NNB's portfolio.

Among the lower-rated bonds making contributions to NNB's cumulative return for this period were hospital and long-term care credits. The Fund's holdings of tobacco bonds backed by the 1998 master tobacco settlement agreement also performed well, as the litigation environment improved and supply/demand dynamics drove the prices of these bonds higher. As of February 28, 2006, NNB held 3% of its portfolio in unenhanced, uninsured tobacco bonds.

The rising interest rate environment during this nine-month period generally meant that NNB's holdings of older pre-refunded bonds tended to underperform the general municipal market, due primarily to the shorter effective maturities of these bonds.

HOW WAS NNB POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF FEBRUARY 28, 2006?

As of February 28, 2006, NNB continued to offer excellent credit quality, with 82% of its portfolio allocated to bonds rated AAA/U.S. guaranteed and AA. As of this date, none of the bonds in NNB's portfolio was subject to bond calls during the period from March 2006 through the end of 2007, with the potential call exposure in 2008 totaling 4% of the Fund's portfolio. The number of actual bond calls depends largely on future market interest rates.

1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

2 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

3 The Lipper Other States Municipal Debt Funds average is calculated using the returns of all exchange-traded closed-end funds in this category for each period as follows: 6 months, 43, and 1 year, 43. Fund and Lipper returns assume reinvestment of dividends.

DIVIDEND AND SHARE PRICE INFORMATION

As previously noted, NNB uses leverage to potentially enhance opportunities for additional income for common shareholders. During periods of rising short-term interest rates, as was the case during this reporting period, the Fund's borrowing costs also rise, reducing the extent of the benefits of leveraging. While NNB's dividend remained stable throughout the nine-month reporting period ended February 28, 2006, the Fund announced a monthly dividend reduction on March 1, 2006.

Due to normal portfolio activity, common shareholders of NNB received a long-term capital gains distribution of $0.0666 per share at the end of December 2005.

NNB seeks to pay stable dividends at rates that reflect the Fund's past results and projected future performance. During certain periods, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if the Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. The Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2006, NNB had a positive UNII balances for financial statement purposes and a positive UNII balance, based on our best estimate, for tax purposes.

At the end of the reporting period, NNB's share price was trading at a premium to its NAV as shown in the accompanying chart:

           2/28/06       9-Month Average
      Premium/Discount   Premium/Discount
      ----------------   ----------------
NNB        +10.09%            +9.06%

Nuveen Virginia Dividend Advantage Municipal Fund 2
NNB

Performance
     OVERVIEW As of February 28, 2006

CREDIT QUALITY
(as a % of total investments)
------------------------------------
AAA/U.S. Guaranteed              47%
------------------------------------
AA                               35%
------------------------------------
A                                 7%
------------------------------------
BBB                               5%
------------------------------------
BB or Lower                       2%
------------------------------------
N/R                               4%
------------------------------------

Bar Chart:
2005-2006 MONTHLY TAX-FREE DISTRIBUTIONS PER SHARE(1)

Mar                          0.0715
Apr                          0.0715
May                          0.0715
Jun                          0.0715
Jul                          0.0715
Aug                          0.0715
Sep                          0.0715
Oct                          0.0715
Nov                          0.0715
Dec                          0.0715
Jan                          0.0715
Feb                          0.0715

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
 3/1/2005           17.03
 3/4/2005           16.70
3/11/2005           16.64
3/18/2005           16.20
3/24/2005           15.80
 4/1/2005           16.45
 4/8/2005           16.06
4/15/2005           15.93
4/22/2005           16.39
4/29/2005           16.75
 5/6/2005           16.79
5/13/2005           16.42
5/20/2005           16.65
5/27/2005           16.74
 6/3/2005           16.64
6/10/2005           16.60
6/17/2005           16.78
6/24/2005           17.00
 7/1/2005           16.95
 7/8/2005           17.20
7/15/2005           17.20
7/22/2005           17.20
7/29/2005           17.28
 8/5/2005           17.17
8/12/2005           17.20
8/19/2005           17.20
8/26/2005           17.32
 9/2/2005           17.38
 9/9/2005           17.44
9/16/2005           16.97
9/23/2005           16.20
9/30/2005           17.20
10/7/2005           16.98
10/14/2005          16.71
10/21/2005          16.63
10/28/2005          16.65
11/4/2005           16.63
11/11/2005          16.22
11/18/2005          15.96
11/25/2005          15.89
12/2/2005           16.14
12/9/2005           16.62
12/16/2005          16.09
12/23/2005          16.39
12/30/2005          16.64
 1/6/2006           16.90
1/13/2006           16.80
1/20/2006           16.90
1/27/2006           16.89
 2/3/2006           16.90
2/10/2006           17.25
2/17/2006           17.00
2/24/2006           17.15
2/28/2006           16.91


FUND SNAPSHOT
------------------------------------
Common Share Price            $16.91
------------------------------------
Common Share Net
   Asset Value                $15.36
------------------------------------
Premium / (Discount) to NAV   10.09%
------------------------------------
Market Yield                   5.07%
------------------------------------
Tax-Equivalent Yield(2)        7.46%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $87,810
------------------------------------
Average Effective Maturity
on Securities (Years)          16.71
------------------------------------
Leverage-Adjusted Duration      8.13
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
9-Month
(Cumulative)        5.35%      2.43%
------------------------------------
1-Year              7.60%      4.99%
------------------------------------
Since Inception     8.87%      7.92%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         26.5%
------------------------------------
Tax Obligation/Limited         18.2%
------------------------------------
Health Care                    12.0%
------------------------------------
Water and Sewer                10.5%
------------------------------------
U.S. Guaranteed                 8.2%
------------------------------------
Housing/Single Family           6.0%
------------------------------------
Education and Civic
 Organizations                  6.0%
------------------------------------
Other                          12.6%
------------------------------------

1 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0666 per share.

2 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

            Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB)
              PORTFOLIO OF INVESTMENTS February 28, 2006 (Unaudited)

                                                                                             OPTIONAL
     PRINCIPAL                                                                                   CALL
  AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.4% (3.0% OF TOTAL INVESTMENTS)

                Tobacco Settlement Financing Corporation of Virginia, Tobacco
                Settlement Asset-Backed Bonds, Series 2005:
$       1,050   5.250%, 6/01/19                                                           6/15 at 100.00          BBB   $ 1,078,980
        2,700   5.500%, 6/01/26                                                           6/15 at 100.00          BBB     2,783,700
-----------------------------------------------------------------------------------------------------------------------------------
        3,750   Total Consumer Staples                                                                                    3,862,680

------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 8.8% (6.0% OF TOTAL INVESTMENTS)

        1,000   Fairfax County Economic Development Authority, Virginia, Revenue          9/09 at 101.00          Aaa     1,060,040
                Bonds, National Wildlife Federation, Series 1999, 5.375%, 9/01/29 -
                MBIA Insured

        1,000   Prince William County Industrial Development Authority, Virginia,        10/13 at 101.00           A3     1,059,960
                Educational Facilities Revenue Bonds, Catholic Diocese of Arlington,
                Series 2003, 5.500%, 10/01/33

        1,500   Puerto Rico Industrial, Tourist, Educational, Medical and                12/12 at 101.00         BBB-     1,577,025
                Environmental Control Facilities Financing Authority, Higher Education
                Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002,
                5.375%, 12/01/21

          500   Rockbridge County Industrial Development Authority, Virginia, Horse       7/11 at 100.00           B2       502,620
                Center Revenue Refunding Bonds, Series 2001C, 6.850%, 7/15/21

          275   The Rector and Visitors of the University of Virginia, General Revenue    6/15 at 100.00          AAA       298,636
                Bonds, Series 2005, 5.000%, 6/01/18

        1,000   Virginia College Building Authority, Educational Facilities Revenue         No Opt. Call          Aa1     1,082,840
                Bonds, Public Higher Education Financing Program, Series 2004B,
                5.000%, 9/01/13

        2,000   Winchester Industrial Development Authority, Virginia, Educational       10/08 at 102.00          AAA     2,110,720
                Facilities First Mortgage Revenue Bonds, Shenandoah University, Series
                1998, 5.250%, 10/01/28 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
        7,275   Total Education and Civic Organizations                                                                   7,691,841

------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 17.5% (12.0% OF TOTAL INVESTMENTS)

        1,500   Albemarle County Industrial Development Authority, Virginia, Hospital    10/12 at 100.00           A2     1,549,320
                Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35

        3,000   Fauquier County Industrial Development Authority, Virginia, Hospital     10/12 at 102.00           AA     3,185,100
                Revenue Bonds, Fauquier Hospital, Series 2002, 5.250%, 10/01/25 - RAAI
                Insured

          675   Fredericksburg Industrial Development Authority, Virginia, Revenue        6/12 at 100.00           A3       691,726
                Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33

        1,000   Henrico County Economic Development Authority, Virginia, Revenue         11/12 at 100.00           A-     1,054,350
                Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30

        1,155   Manassas Industrial Development Authority, Virginia, Hospital Revenue     4/13 at 100.00           A2     1,203,845
                Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33

        1,000   Medical College of Virginia Hospital Authority, General Revenue Bonds,    7/08 at 102.00          AAA     1,054,270
                Series 1998, 5.250%, 7/01/14 - MBIA Insured

                                                                                            OPTIONAL
    PRINCIPAL                                                                                   CALL
 AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)    RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,200   Norton Industrial Development Authority, Virginia, Hospital Revenue     12/11 at 101.00              A  $ 1,303,104
                Refunding and Improvement Bonds, Norton Community Hospital, Series
                2001, 6.000%, 12/01/22 - ACA Insured

        1,000   Prince William County Industrial Development Authority, Virginia,       10/08 at 102.00            Aaa    1,046,650
                Hospital Facility Revenue Refunding Bonds, Potomac Hospital
                Corporation of Prince William, Series 1998, 5.000%, 10/01/18 - FSA
                Insured

        3,915   Roanoke Industrial Development Authority, Virginia, Hospital Revenue     7/12 at 100.00            AAA    4,237,439
                Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/20 - MBIA
                Insured
------------------------------------------------------------------------------------------------------------------------------------
       14,445   Total Health Care                                                                                        15,325,804

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.8% (6.0% OF TOTAL INVESTMENTS)

        7,485   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,     7/11 at 100.00            AAA    7,732,679
                Series 2001H-1, 5.350%, 7/01/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.7% (2.5% OF TOTAL INVESTMENTS)

          165   Albemarle County Industrial Development Authority, Virginia,             1/12 at 100.00            N/R      172,725
                Residential Care Facility Revenue Bonds, Westminster Canterbury of the
                Blue Ridge First Mortgage, Series 2001, 6.200%, 1/01/31

          650   Chesterfield County Health Center Commission, Virginia, Mortgage        12/15 at 100.00            N/R      650,176
                Revenue Bonds, Lucy Corr Village, Series 2005, 5.625%, 12/01/39

        1,350   James City County Industrial Development Authority, Virginia,            3/12 at 101.00            N/R    1,448,591
                Residential Care Facility First Mortgage Revenue Refunding Bonds,
                Williamsburg Landing Inc., Series 2003A, 6.000%, 3/01/23

          650   Virginia Beach Development Authority, Virginia, Residential Care        11/15 at 100.00            N/R      650,449
                Facility Mortgage Revenue Bonds, Westminster Canterbury on Chesapeake
                Bay, Series 2005, 5.000%, 11/01/22

          325   Winchester Industrial Development Authority, Virginia, Residential       1/15 at 100.00            N/R      328,211
                Care Facility Revenue Bonds, Westminster-Canterbury of Winchester
                Inc., Series 2005A, 5.200%, 1/01/27
------------------------------------------------------------------------------------------------------------------------------------
        3,140   Total Long-Term Care                                                                                      3,250,152

------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)

          165   Bedford County Industrial Development Authority, Virginia, Industrial    2/08 at 102.00             B2      163,235
                Development Revenue Refunding Bonds, Nekoosa Packaging Corporation,
                Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax)(5)

          460   Goochland County Industrial Development Authority, Virginia,            12/08 at 101.00             B2      459,411
                Industrial Development Revenue Refunding Bonds, Nekoosa Packaging
                Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative
                Minimum Tax)(5)

        1,000   Hopewell Industrial Development Authority, Virginia, Environmental         No Opt. Call           CCC+      943,820
                Improvement Revenue Bonds, Smurfit Stone Container Corporation, Series
                2005, 5.250%, 6/01/15
------------------------------------------------------------------------------------------------------------------------------------
        1,625   Total Materials                                                                                           1,566,466

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 38.6% (26.5% OF TOTAL INVESTMENTS)

          600   Alexandria, Virginia, General Obligation Bonds, Series 2004B, 5.000%,      No Opt. Call            AAA      652,572
                6/15/13

        1,000   Arlington County, Virginia, General Obligation Bonds, Series 2005,       5/15 at 100.00            AAA    1,094,770
                5.000%, 5/15/16

        1,750   Chesapeake, Virginia, General Obligation Bonds, Series 2001, 5.500%,    12/11 at 100.00             AA    1,921,343
                12/01/16

        1,730   Loudoun County, Virginia, General Obligation Public Improvement Bonds,  11/11 at 101.00            AAA    1,796,276
                Series 2001C, 4.500%, 11/01/17

           95   Loudoun County, Virginia, General Obligation Public Improvement Bonds,   5/12 at 100.00            AAA      102,692
                Series 2002A, 5.250%, 5/01/22

        1,200   Loudoun County, Virginia, General Obligation Public Improvement Bonds,     No Opt. Call            AAA    1,310,580
                Series 2005A, 5.000%, 7/01/14

        1,000   Loudoun County, Virginia, General Obligation Public Improvement Bonds,   6/15 at 100.00            AAA    1,090,010
                Series 2005B, 5.000%, 6/01/18

        1,840   Newport News, Virginia, General Obligation Bonds, General Improvement    7/13 at 100.00             AA    1,967,438
                and Water Projects, Series 2002A, 5.000%, 7/01/20

        1,000   Newport News, Virginia, General Obligation Bonds, Series 2003B,         11/13 at 100.00             AA    1,064,320
                5.000%, 11/01/22

                                                                                             OPTIONAL
    PRINCIPAL                                                                                    CALL
 AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,500   Portsmouth, Virginia, General Obligation Bonds, Series 2003, 5.000%,        No Opt. Call          AAA   $ 1,617,615
                7/01/12 - FSA Insured

          565   Portsmouth, Virginia, General Obligation Public Utility Refunding         6/08 at 100.00          AAA       581,854
                Bonds, Series 2001B, 5.000%, 6/01/21 - FGIC Insured

                Powhatan County, Virginia, General Obligation Bonds, Series 2001:
          660   5.000%, 1/15/23 - AMBAC Insured                                           1/11 at 101.00          AAA       697,660

        1,000   5.000%, 1/15/27 - AMBAC Insured                                           1/11 at 101.00          AAA     1,040,460
        1,000   Richmond, Virginia, General Obligation Bonds, Series 2004A, 5.000%,       7/14 at 100.00          AAA     1,072,410
                7/15/21 - FSA Insured

        1,000   Richmond, Virginia, General Obligation Bonds, Series 2005A, 5.000%,       7/15 at 100.00          AAA     1,079,560
                7/15/20 - FSA Insured

                Roanoke, Virginia, General Obligation Public Improvement Bonds, Series
                2002A:
        2,400   5.000%, 10/01/18                                                         10/12 at 101.00           AA     2,578,776
        2,435   5.000%, 10/01/19                                                         10/12 at 101.00           AA     2,616,383

        1,280   Roanoke, Virginia, General Obligation Public Improvement Bonds, Series   10/12 at 101.00          AAA     1,371,418
                2002B, 5.000%, 10/01/15 - FGIC Insured (Alternative Minimum Tax)

                Salem, Virginia, General Obligation Public Improvement Bonds, Series
                2002:
        1,145   5.375%, 1/01/21                                                           1/12 at 100.00          Aa3     1,235,512
        1,200   5.375%, 1/01/22                                                           1/12 at 100.00          Aa3     1,294,860
        1,260   5.375%, 1/01/23                                                           1/12 at 100.00          Aa3     1,359,603
        1,325   5.375%, 1/01/24                                                           1/12 at 100.00          Aa3     1,429,741

        1,000   Staunton, Virginia, General Obligation Bonds, Series 2004, 6.250%,        2/14 at 101.00          AAA     1,171,210
                2/01/25 - AMBAC Insured

          600   Virginia Beach, Virginia, General Obligation Bonds, Series 2005,          1/16 at 100.00          AA+       649,824
                5.000%, 1/15/20

        1,500   Virginia Beach, Virginia, General Obligation Public Improvement Bonds,    6/11 at 101.00          AA+     1,599,135
                Series 2001, 5.000%, 6/01/19

        1,420   Virginia Beach, Virginia, General Obligation Refunding and Public         3/12 at 100.00          AA+     1,509,744
                Improvement Bonds, Series 2002, 5.000%, 3/01/21
------------------------------------------------------------------------------------------------------------------------------------
       31,505   Total Tax Obligation/General                                                                             33,905,766

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 26.5% (18.2% OF TOTAL INVESTMENTS)

          441   Bell Creek Community Development Authority, Virginia, Special             3/13 at 101.00          N/R       470,419
                Assessment Bonds, Series 2003A, 6.750%, 3/01/22

        1,000   Broad Street Community Development Authority, Virginia, Revenue Bonds,    6/13 at 102.00          N/R     1,118,000
                Series 2003, 7.500%, 6/01/33

                Buena Vista Public Recreational Facilities Authority, Virginia, Lease
                Revenue Bonds, Golf Course Project, Series 2005A:
          210   5.250%, 7/15/25 - ACA Insured                                             7/15 at 100.00            A       222,346
          165   5.500%, 7/15/35 - ACA Insured                                             7/15 at 100.00            A       175,105

          800   Commonwealth Transportation Board of Virginia, Federal Highway              No Opt. Call           AA       875,472
                Reimbursement Anticipation Notes, Series 2005, 5.000%, 9/28/15

        1,800   Loudoun County Industrial Development Authority, Virginia, Lease          3/13 at 100.00          AA+     1,919,826
                Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%,
                3/01/19

          400   Puerto Rico Public Buildings Authority, Guaranteed Government             7/12 at 100.00          BBB       420,648
                Facilities Revenue Refunding Bonds, Series 2002D, 5.250%, 7/01/27

          455   Puerto Rico Public Finance Corporation, Commonwealth Appropriation        2/12 at 100.00         BBB-       484,743
                Bonds, Series 2002E, 5.500%, 8/01/29

        1,000   Spotsylvania County Industrial Development Authority, Virginia, Lease     8/13 at 100.00          AAA     1,074,750
                Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 -
                AMBAC Insured

          800   Virginia Beach Development Authority, Public Facilities Revenue Bonds,    5/15 at 100.00           AA       870,184
                Series 2005A, 5.000%, 5/01/16

                                                                                             OPTIONAL
    PRINCIPAL                                                                                    CALL
 AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,790   Virginia College Building Authority, Educational Facilities Revenue       2/12 at 100.00       AA+      $ 1,893,032
                Bonds, 21st Century College Program, Series 2002A, 5.000%, 2/01/22

          690   Virginia Gateway Community Development Authority, Prince William          3/13 at 102.00       N/R          757,427
                County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30

        1,000   Virginia Public Building Authority, Public Facilities Revenue Bonds,        No Opt. Call       AA+        1,068,510
                Series 2004B, 5.000%, 8/01/11

        2,540   Virginia Public School Authority, School Financing Bonds, 1997            8/11 at 101.00       AA+        2,712,009
                Resolution, Series 2001B, 5.000%, 8/01/19

          700   Virginia Public School Authority, School Financing Bonds, 1997              No Opt. Call       AA+          756,700
                Resolution, Series 2004C, 5.000%, 8/01/13

          570   Virginia Public School Authority, School Financing Bonds, 1997            8/15 at 100.00       AA+          618,524
                Resolution, Series 2005C, 5.000%, 8/01/17

        1,265   Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled        5/10 at 101.00        AA        1,312,450
                Loan Bond Program, Series 2001D, 5.000%, 5/01/26

        1,710   Virginia Transportation Board, Transportation Revenue Bonds, Northern     5/11 at 100.00       AA+        1,772,141
                Virginia Transportation District Program, Series 2001A, 5.000%, 5/15/26

                Virginia Transportation Board, Transportation Revenue Bonds, U.S.
                Route 58 Corridor Development Program, Series 2001B:
        1,705   5.000%, 5/15/22                                                           5/11 at 100.00       AA+        1,799,610
        1,665   5.000%, 5/15/23                                                           5/11 at 100.00       AA+        1,757,391

        1,100   Virginia Transportation Board, Transportation Revenue Bonds, U.S.         5/14 at 100.00       AA+        1,192,323
                Route 58 Corridor Development Program, Series 2004B, 5.000%, 5/15/15
------------------------------------------------------------------------------------------------------------------ -----------------
       21,806   Total Tax Obligation/Limited                                                                             23,271,610
------------------------------------------------------------------------------------------------------------------ -----------------
                TRANSPORTATION - 2.2% (1.6% OF TOTAL INVESTMENTS)

        1,000   Metropolitan Washington D.C. Airports Authority, Airport System          10/12 at 100.00       AAA        1,036,590
                Revenue Bonds, Series 2002A, 5.125%, 10/01/26 - FGIC Insured
                (Alternative Minimum Tax)

                Pocahontas Parkway Association, Virginia, Senior
                Lien Revenue Bonds, Route 895 Connector Toll
                Road, Series 1998A:
          300   5.250%, 8/15/07                                                             No Opt. Call       BB-          305,490
          325   5.500%, 8/15/28                                                           8/08 at 102.00       BB-          334,561

          300   Virginia Resources Authority, Airports Revolving Fund Revenue Bonds,      2/11 at 100.00       Aa2          319,017
                Series 2001A, 5.250%, 8/01/17
------------------------------------------------------------------------------------------------------------------ -----------------
        1,925   Total Transportation                                                                                      1,995,658
------------------------------------------------------------------------------------------------------------------ -----------------
                U.S. GUARANTEED - 12.0% (8.2% OF TOTAL INVESTMENTS)  (4)

        1,000   Bristol, Virginia, General Obligation Utility System Revenue Bonds,         No Opt. Call       AAA        1,105,930
                Series 2002, 5.000%, 11/01/24 - FSA Insured (ETM)

          195   Fairfax County Water Authority, Virginia, Water Revenue Refunding         4/12 at 100.00       AAA          209,863
                Bonds, Series 2002, 5.000%, 4/01/27 (Pre-refunded 4/01/12)

        1,000   Fairfax County, Virginia, General Obligation Refunding and Improvement    6/10 at 101.00       AAA        1,068,870
                Bonds, Series 2002, 5.000%, 6/01/20 (Pre-refunded 6/01/10)

                Loudoun County Industrial Development Authority, Virginia, Hospital
                Revenue Bonds, Loudoun Hospital Center, Series 2002A:
          250   6.000%, 6/01/22 (Pre-refunded 6/01/12)                                    6/12 at 101.00       BBB(4)       282,010
          600   6.100%, 6/01/32 (Pre-refunded 6/01/12)                                    6/12 at 101.00       BBB(4)       679,992

          445   Loudoun County, Virginia, General Obligation Public Improvement Bonds,    5/12 at 100.00       AAA          485,873
                Series 2002A, 5.250%, 5/01/22 (Pre-refunded 5/01/12)

        2,750   Puerto Rico Infrastructure Financing Authority, Special Obligation       10/10 at 101.00       AAA        2,981,028
                Bonds, Series 2000A, 5.500%, 10/01/40 (ETM)

        1,100   Puerto Rico Public Buildings Authority, Guaranteed Government             7/12 at 100.00       BBB(4)     1,193,918
                Facilities Revenue Refunding Bonds, Series 2002D, 5.250%, 7/01/27
                (Pre-refunded 7/01/12)

                                                                                             OPTIONAL
    PRINCIPAL                                                                                    CALL
 AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED(4) (continued)

$       1,345   Puerto Rico Public Finance Corporation, Commonwealth Appropriation        2/12 at 100.00      Aaa      $  1,478,115
                Bonds, Series 2002E, 5.500%, 8/01/29 (Pre-refunded 2/01/12)

          500   Virginia Beach, Virginia, Water and Sewerage System Revenue Bonds,        8/10 at 100.00       AA(4)        533,280
                Series 2000, 5.125%, 8/01/14 (Pre-refunded 8/01/10)

          500   Virginia Public Building Authority, Public Facilities Revenue Bonds,      8/10 at 100.00      AA+(4)         545,990
                Series 2000A, 5.750%, 8/01/20 (Pre-refunded 8/01/10)
------------------------------------------------------------------------------------------------------------------------------------
        9,685   Total U.S. Guaranteed                                                                                     10,564,869

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.4% (4.4% OF TOTAL INVESTMENTS)

        2,000   Mecklenburg County Industrial Development Authority, Virginia, Revenue   10/12 at 100.00       A3         2,244,020
                Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17
                (Alternative Minimum Tax)

        3,125   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series         7/10 at 101.00      AAA         3,337,000
                2000HH, 5.250%, 7/01/29 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        5,125   Total Utilities                                                                                           5,581,020

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 15.3% (10.5% OF TOTAL INVESTMENTS)

          805   Fairfax County Water Authority, Virginia, Water Revenue Refunding         4/12 at 100.00      AAA           842,127
                Bonds, Series 2002, 5.000%, 4/01/27

                Henry County Public Service Authority, Virginia, Water and Sewerage
                Revenue Refunding Bonds, Series 2001:
        1,000   5.500%, 11/15/17 - FSA Insured                                              No Opt. Call      AAA         1,138,930
        3,000   5.500%, 11/15/19 - FSA Insured                                              No Opt. Call      AAA         3,466,110

                Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
        1,130   5.000%, 11/01/18 - FGIC Insured                                          11/11 at 100.00      AAA         1,200,060
        1,190   5.000%, 11/01/19 - FGIC Insured                                          11/11 at 100.00      AAA         1,263,780
        1,450   5.000%, 11/01/23 - FGIC Insured                                          11/11 at 100.00      AAA         1,535,492
        1,525   5.000%, 11/01/24 - FGIC Insured                                          11/11 at 100.00      AAA         1,614,914

        2,250   Virginia Resources Authority, Water and Sewerage System Revenue Bonds,    5/11 at 101.00       AA         2,339,775
                Caroline County Public Improvements Project, Series 2001, 5.000%,
                5/01/32
------------------------------------------------------------------------------------------------------------------------------------
       12,350   Total Water and Sewer                                                                                    13,401,188

------------------------------------------------------------------------------------------------------------------------------------
$     120,116   Total Investments (cost $121,563,314) - 145.9%                                                          128,149,733

===============---------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      1,660,747

                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.8)%                                                        (42,000,000)

                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 87,810,480
                ====================================================================================================================



                  (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                  (2)      Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                           There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                  (3)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's
                           Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                  (4)      Investment is backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                  (5)      The Issuer has received a preliminary adverse determination from the Internal Revenue Service
                           (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                  N/R      Investment is not rated.


                  (ETM)    Investment is escrowed to maturity.

                See accompanying notes to financial statements.

             Statement of
                 ASSETS AND LIABILITIES February 28, 2006 (Unaudited)

-------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $121,563,314)                                            $128,149,733
Receivables:
   Interest                                                                             1,722,079
   Investments sold                                                                        60,000
Other assets                                                                                  605
-------------------------------------------------------------------------------------------------
      Total assets                                                                    129,932,417
-------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                             45,939
Accrued expenses:
   Management fees                                                                         33,607
   Other                                                                                   38,801
Preferred share dividends payable                                                           3,590
-------------------------------------------------------------------------------------------------
      Total liabilities                                                                   121,937
-------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                 42,000,000
=================================================================================================
Net assets applicable to Common shares                                               $ 87,810,480
=================================================================================================
Common shares outstanding                                                               5,715,114
=================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)                           $      15.36
=================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                              $     57,151
Paid-in surplus                                                                        81,166,874
Undistributed  (Over-distribution of) net investment income                               289,453
Accumulated net realized gain (loss) from investments and
   derivative transactions                                                               (289,417)
Net unrealized appreciation (depreciation) of investments and
   derivative transactions                                                              6,586,419
-------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $ 87,810,480
=================================================================================================

Authorized shares:
   Common                                                                               Unlimited
   Preferred                                                                            Unlimited
=================================================================================================

                 See accompanying notes to financial statements.

     Statement of
          OPERATIONS Nine Months Ended February 28, 2006(Unaudited)

-------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                     $ 4,563,188
-------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                           622,751
Preferred shares - auction fees                                                            78,589
Preferred shares - dividend disbursing agent fees                                           7,480
Shareholders' servicing agent fees and expenses                                             1,497
Custodian's fees and expenses                                                              34,960
Trustees' fees and expenses                                                                 2,192
Professional fees                                                                          10,216
Shareholders' reports - printing and mailing expenses                                      14,800
Stock exchange listing fees                                                                   363
Investor relations expense                                                                 12,448
Other expenses                                                                             11,150
-------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                      796,446
   Custodian fee credit                                                                   (15,795)
   Expense reimbursement                                                                 (292,227)
-------------------------------------------------------------------------------------------------
Net expenses                                                                              488,424
-------------------------------------------------------------------------------------------------
Net investment income                                                                   4,074,764
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                                 187,599
Net realized gain (loss) from forward swaps                                              (161,404)
Change in net unrealized appreciation (depreciation)
   of investments                                                                      (1,459,866)
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                                       216,228
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                (1,217,443)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                               (701,945)
From accumulated net realized gains                                                       (42,756)
-------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                          (744,701)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                                             $ 2,112,620
=================================================================================================

                 See accompanying notes to financial statements.

                              Statement of
                                   Changes In Net Assets (Unaudited)

                                                                          NINE MONTHS
                                                                             ENDED        YEAR ENDED
                                                                            2/28/06        5/31/05
----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                    $ 4,074,764     $ 5,449,338
Net realized gain (loss) from
    investments                                                              187,599         886,193
Net realized gain (loss) from
    forward swaps                                                           (161,404)       (378,231)
Change in net unrealized appreciation
    (depreciation) of investments                                         (1,459,866)      6,118,300
Change in net unrealized appreciation
    (depreciation) of forward swaps                                          216,228        (216,228)
Distributions to Preferred Shareholders:
   From net investment income                                               (701,945)       (505,130)
   From accumulated net realized gains                                       (42,756)        (60,997)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares
    from operations                                                        2,112,620      11,293,245
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                (3,675,790)     (5,047,084)
From accumulated net realized gains                                         (380,508)     (1,070,956)
----------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
    Common shares from distributions
    to Common shareholders                                                (4,056,298)     (6,118,040)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common Shares:
  Offering costs adjustments                                                  10,292              --
  Net proceeds from shares
    issued to shareholders due to
    reinvestment of distributions                                            107,765         202,523
Preferred shares offering costs
    adjustments                                                               10,038              --
----------------------------------------------------------------------------------------------------
Net increase in net assets applicable
    to Common shares from capital
    share transactions                                                       128,095         202,523
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares                                           (1,815,583)      5,377,728
Net assets applicable to Common
    shares at the beginning of period                                     89,626,063      84,248,335
----------------------------------------------------------------------------------------------------
Net assets applicable to Common
    shares at the end of period                                          $87,810,480     $89,626,063
====================================================================================================
Undistributed (Over-distribution of)
    net investment income at the
    end of period                                                        $   289,453     $   592,424
====================================================================================================

                 See accompanying notes to financial statements.

Notes to
    FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The fund (the "Fund") covered in this report and its corresponding Common share American Stock Exchange symbol is Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

The Fund seeks to provide current income exempt from both regular federal and Virginia state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Virginia or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of derivative investments are also provided by an independent pricing service approved by the Fund's Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or derivative investment, the Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2006, the Fund had no such outstanding purchase commitments.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Virginia state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Fund has issued and outstanding 1,680 Series M, Preferred shares,
$25,000 stated value per share, as a means of effecting financial leverage. The Fund's Preferred shares are issued in one Series. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

Forward Swap Transactions

The Fund is authorized to invest in certain derivative financial instruments. The Fund's use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve the Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract, and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swaps' termination date were to increase or decrease. The Fund may close out a contract prior to the effective date, at which point a realized gain or loss would be recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                                                                        NINE MONTHS
                                                                                           ENDED     YEAR ENDED
                                                                                          2/28/06     5/31/05
---------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to reinvestment
   of distributions                                                                          6,388       12,458
===============================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the nine months ended February 28, 2006, were as follows:

-------------------------------------------------------------------------------
Purchases                                                           $ 8,818,350
Sales and maturities                                                 10,266,810
===============================================================================

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At February 28, 2006, the cost of investments was $121,817,007.

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2006, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                       $6,841,949
   Depreciation                                                         (509,223)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             $6,332,726
================================================================================

--------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2005, the Fund's last tax year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                   $954,043
Undistributed net ordinary income **                                          --
Undistributed net long-term capital gains                                422,949
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared May 2, 2005, paid on June 1, 2005.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's last tax year ended May 31, 2005, was designated for purposes of the dividends paid deduction as follows:

---------------------------------------------------------------------------------
Distributions from net tax-exempt income                               $5,574,792
Distributions from net ordinary income **                                      --
Distributions from net long-term capital gains                          1,131,953
=================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of the Fund as follows:

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of February 28, 2006, the complex-level fee rate was .1886%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)

For the first ten years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
NOVEMBER 30,                                 NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                       .30%             2007                           .25%
2002                        .30              2008                           .20
2003                        .30              2009                           .15
2004                        .30              2010                           .10
2005                        .30              2011                           .05
2006                        .30
================================================================================

*  From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Fund declared a Common share dividend distribution of $.0680 per share from its tax-exempt net investment income which was paid on April 3, 2006, to shareholders of record on March 15, 2006.

                  FINANCIAL HIGHLIGHTS (Unaudited)

      Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations                             Less Distributions
                                   ---------------------------------------------------------------  -------------------------------
                                                             Distributions  Distributions
                                                                 from Net            from                  Net
                        Beginning                              Investment         Capital           Investment     Capital
                           Common                     Net       Income to        Gains to            Income to    Gains to
                            Share         Net   Realized/       Preferred       Preferred               Common      Common
                        Net Asset  Investment  Unrealized          Share-          Share-               Share-      Share-
                            Value      Income  Gain (Loss)        holders+        holders+   Total     holders     holders    Total
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006(a)                     15.70         .71        (.21)           (.12)           (.01)     .37        (.64)       (.07)    (.71)
2005                        14.79         .96        1.13            (.09)           (.01)    1.99        (.89)       (.19)   (1.08)
2004                        16.02         .99       (1.22)           (.06)             --     (.29)       (.89)       (.05)    (.94)
2003                        14.31         .97        1.69            (.08)             --     2.58        (.84)       (.03)    (.87)
2002(b)                     14.33         .41         .09            (.04)             --      .46        (.35)         --     (.35)
====================================================================================================================================

                                                                           Total Returns
                                                                        -------------------
                                                                                    Based
                               Offering                                                on
                              Costs and      Ending                                Common
                              Preferred      Common                      Based      Share
                                  Share       Share      Ending             on        Net
                           Underwriting   Net Asset      Market         Market      Asset
                              Discounts       Value       Value          Value**    Value**
===========================================================================================
-------------------------------------------------------------------------------------------
Year Ended 5/31:
2006(a)                              --       15.36       16.91           5.35%      2.43%
2005                                 --       15.70       16.74          21.96      13.75
2004                                 --       14.79       14.65          (3.81)     (1.84)
2003                                 --       16.02       16.14          14.58      18.51
2002(b)                            (.13)      14.31       14.90           1.71       2.30
===========================================================================================

                                                            Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------
                                            Before Credit/Reimbursement       After Credit/Reimbursement***
                                           -----------------------------     ------------------------------
                                                          Ratio of Net                       Ratio of Net
                                             Ratio of       Investment         Ratio of        Investment
                                Ending       Expenses        Income to         Expenses         Income to
                                   Net     to Average          Average       to Average           Average
                                Assets     Net Assets       Net Assets       Net Assets        Net Assets
                            Applicable     Applicable       Applicable       Applicable        Applicable      Portfolio
                             to Common      to Common        to Common        to Common         to Common       Turnover
                           Shares (000)        Shares++         Shares++         Shares++          Shares++         Rate
========================================================================================================================
------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006(a)                     $   87,810           1.21%*           5.71%*            .74%*            6.17%*            7%
2005                            89,626           1.19             5.74              .74              6.19             13
2004                            84,248           1.20             5.99              .74              6.44             16
2003                            91,065           1.21             6.01              .75              6.47             15
2002(b)                         81,325           1.14*            5.00*             .70*             5.44*            12
========================================================================================================================

                              Preferred Shares at End of Period
                          ------------------------------------------
                            Aggregate       Liquidation
                               Amount        and Market        Asset
                          Outstanding             Value     Coverage
                                 (000)        Per Share    Per Share
====================================================================
--------------------------------------------------------------------
Year Ended 5/31:
2006(a)                   $    42,000       $    25,000    $  77,268
2005                           42,000            25,000       78,349
2004                           42,000            25,000       75,148
2003                           42,000            25,000       79,206
2002(b)                        42,000            25,000       73,408
====================================================================

*    Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the nine months ended February 28, 2006.

(b) For the period November 15, 2001 (commencement of operations) through May 31, 2002.

                 See accompanying notes to financial statements.

ITEM 2. CODE OF ETHICS.

Not applicable to this filing

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
             -------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          ------------------------------------------
                           Jessica R. Droeger
                           Vice President and Secretary

Date: May 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: May 5, 2006

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: May 5, 2006

* Print the name and title of each signing officer under his or her signature.